THIRD AMENDMENT TO CREDIT AGREEMENT

          This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 15, 2002, is entered into between PLANTRONICS, INC., a Delaware corporation (the "Companyft), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

RECITALS

          WHEREAS, the Company and the Bank have previously entered into that certain Credit Agreement, dated as of November 29, 1999 (as amended by that certain First Amendment to Credit Agreement, dated as of November 27, 2000, and that certain Second Amendment to Credit Agreement, dated as of November 1, 2001, the "Credit Agreement"), pursuant to the terms of which the Bank has made various financial accommodations available to the Company;
 and

         WHEREAS, the Company and the Bank have agreed to amend the Credit Agreement on the terms and conditions contained herein;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Defined Terms. Each capitalized term used but not otherwise defined herein has the meaning ascribed thereto in the Credit Agreement.

          2. Amendment to Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the term "Revolving Termination Date" contained therein to read in full as follows:

             "Revolving Termination Date" means the earlier to occur of: (a) July 31, 2003; and (b) the date on which the Commitment terminates in accordance with the provisions of this Agreement.

         3. Representations. Warranties and Covenants. As of the date hereof, the Company hereby remakes all of the representations and warranties made by it in the Credit Agreement (except to the extent such representations and warranties expressly relate solely to an earlier date) and reaffirms all of its covenants and other obligations contained in the Credit Agreement. The Company further certifies that: (a) as of the date hereof, there exists no Default or Event of Default; and (b) no Default or Event of Default will result from the effectiveness of this Amendment.

          4. General Provisions.

                    (a) Except as otherwise expressly provided herein, all of the terms and conditions of the Credit Agreement shall remain unchanged and in full force and effect.

                    (b) This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is a Credit Document.

                    (c) This Amendment is made pursuant to Section 10.01 of the Credit Agreement and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                    (d) This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by each of the parties hereto. This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of such counterparts taken together shall be deemed to constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Amendment may be delivered by any party thereto either in the form of an executed hard copy original or an executed original sent by facsimile transmission to be followed promptly by delivery of a hard copy original, and that any failure by any party to receive the hard copy executed original of this Amendment shall not diminish the binding effect of receipt of an executed original sent by facsimile transmission.

                    (e) The illegality or unenforceability of any provision of this Amendment shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment, the Credit Agreement or any other Credit Document.

                    (f) The Company hereby confirms that the provisions set forth in Article 10 of the Credit Agreement (including, without limitation, Section 10.04(a) as to governing law and Section 10.04(b) as to jurisdiction) are applicable to this Amendment, and the Company hereby reaffirms all of its obligations under Article 10 of the Credit Agreement in respect of this Amendment, including, without limitation, under Section 10.04 thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

PLANTRONICS, INC.
a Delaware corporation

By:    /s/ Barbara V. Scherer
Title: Chief Financial Officer

By:    /s/ S. Kenneth Kannappan
Title: Chief Executive Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ R. Steve Seldomridge
Title: Vice President